UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

March 10, 2008

NORTHEAST AUTOMOTIVE HOLDINGS, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

0001361955	2174 Hewlett Avenue Merrick, NY 11566	65-0637308
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(516) 377-6311
(Registrant's telephone
number, including area code)

NORTHEAST AUTO ACCEPTANCE CORP.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events.

Effective March 10, 2008, Northeast Auto Acceptance Corp., quoted on the Over the Counter Bulletin Board (“OTC BB”) under stock symbol NAAC, will be known as Northeast Automotive Holdings, Inc., and be quoted on the OTC BB under stock symbol NEAH. This corporate action was approved by NASDAQ Corporate Data Operations.

This is a result of actions disclosed in our Information Statement filed on November 8, 2007, whereby Northeast Automotive Holdings, Inc., a Nevada corporation executed an Agreement and Plan of Merger with Northeast Auto Acceptance Corp., with Northeast Automotive Holdings, Inc. being the surviving entity.

(d)	EXHIBITS

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST AUTOMOTIVE HOLDINGS, INC.

Date: March 10, 2008	By:	/s/ William Solko
William Solko
Chief Executive Officer and Chief Financial Officer